EXHIBIT 24

                      POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, OWENS CORNING, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to 472,250 common shares to be sold by the Selling Stockholder (as defined in the registration statement):

      NOW, THEREFORE, the undersigned hereby constitutes and appoints CHRISTIAN L. CAMPBELL, DAVID W. DEVONSHIRE AND MICHAEL I. MILLER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity with the Company, to execute and file such registration statement with respect to the above-mentioned common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of October, 1996.






                                   By: /s/ Glen H. Hiner








                      POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, OWENS CORNING, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to 472,250 common shares to be sold by the Selling Stockholder (as defined in the registration statement):

      NOW, THEREFORE, the undersigned hereby constitutes and appoints CHRISTIAN L. CAMPBELL, DAVID W. DEVONSHIRE AND MICHAEL I. MILLER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity with the Company, to execute and file such registration statement with respect to the above-mentioned common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of October, 1996.





                                    By: /s/ Norman P. Blake, Jr



                      POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, OWENS CORNING, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to 472,250 common shares to be sold by the Selling Stockholder (as defined in the registration statement):

      NOW, THEREFORE, the undersigned hereby constitutes and appoints CHRISTIAN L. CAMPBELL, DAVID W. DEVONSHIRE AND MICHAEL I. MILLER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity with the Company, to execute and file such registration statement with respect to the above-mentioned common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of October, 1996.






                                     By:   /s/  William   W. Colville







                      POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, OWENS CORNING, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to 472,250 common shares to be sold by the Selling Stockholder (as defined in the registration statement):

      NOW, THEREFORE, the undersigned hereby constitutes and appoints CHRISTIAN L. CAMPBELL, DAVID W. DEVONSHIRE AND MICHAEL I. MILLER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity with the Company, to execute and file such registration statement with respect to the above-mentioned common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of October, 1996.






                                   By: /s/ John H. Dasburg







                      POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, OWENS CORNING, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to 472,250 common shares to be sold by the Selling Stockholder (as defined in the registration statement):

      NOW, THEREFORE, the undersigned hereby constitutes and appoints CHRISTIAN L. CAMPBELL, DAVID W. DEVONSHIRE AND MICHAEL I. MILLER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity with the Company, to execute and file such registration statement with respect to the above-mentioned common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of October, 1996.






                                   By: /s/ Landon Hilliard







                      POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, OWENS CORNING, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to 472,250 common shares to be sold by the Selling Stockholder (as defined in the registration statement):

      NOW, THEREFORE, the undersigned hereby constitutes and appoints CHRISTIAN L. CAMPBELL, DAVID W. DEVONSHIRE AND MICHAEL I. MILLER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity with the Company, to execute and file such registration statement with respect to the above-mentioned common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of October, 1996.





                                     By: /s/  Sir Trevor Holdsworth




                      POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, OWENS CORNING, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to 472,250 common shares to be sold by the Selling Stockholder (as defined in the registration statement):

      NOW, THEREFORE, the undersigned hereby constitutes and appoints CHRISTIAN L. CAMPBELL, DAVID W. DEVONSHIRE AND MICHAEL I. MILLER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity with the Company, to execute and file such registration statement with respect to the above-mentioned common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of October, 1996.





                                    By: /s/ Jon M. Huntsman, Jr.







                      POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, OWENS CORNING, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to 472,250 common shares to be sold by the Selling Stockholder (as defined in the registration statement):

      NOW, THEREFORE, the undersigned hereby constitutes and appoints CHRISTIAN L. CAMPBELL, DAVID W. DEVONSHIRE AND MICHAEL I. MILLER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity with the Company, to execute and file such registration statement with respect to the above-mentioned common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of October, 1996.





                                   By: /s/ Ann Iverson.










                      POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, OWENS CORNING, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to 472,250 common shares to be sold by the Selling Stockholder (as defined in the registration statement):

      NOW, THEREFORE, the undersigned hereby constitutes and appoints CHRISTIAN L. CAMPBELL, DAVID W. DEVONSHIRE AND MICHAEL I. MILLER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity with the Company, to execute and file such registration statement with respect to the above-mentioned common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of October, 1996.





                                   By: /s/ W. Walker Lewis










                      POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, OWENS CORNING, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to 472,250 common shares to be sold by the Selling Stockholder (as defined in the registration statement):

      NOW, THEREFORE, the undersigned hereby constitutes and appoints CHRISTIAN L. CAMPBELL, DAVID W. DEVONSHIRE AND MICHAEL I. MILLER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity with the Company, to execute and file such registration statement with respect to the above-mentioned common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of October, 1996.






                                     By:   /s/ Furman C. Moseley, Jr.











                      POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, OWENS CORNING, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to 472,250 common shares to be sold by the Selling Stockholder (as defined in the registration statement):

      NOW, THEREFORE, the undersigned hereby constitutes and appoints CHRISTIAN L. CAMPBELL, DAVID W. DEVONSHIRE AND MICHAEL I. MILLER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity with the Company, to execute and file such registration statement with respect to the above-mentioned common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of October, 1996.






                                   By: /s/ W. Ann Reynolds.